SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   May 21, 2003


                              THE DRESS BARN, INC.
             (Exact name of registrant as specified in its charter)


                                   Connecticut
                 (State or other Jurisdiction of Incorporation)


0-11736                                                06-0812960
Commission File                                     (I.R.S. Employer
Number)                                             Identification No.)


30 Dunnigan Drive, Suffern, New York                      10901
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:      (845) 369-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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
Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits

99.1    Press Release of The Dress Barn Inc. issued May 21, 2003



Item 9.   REGULATION FD DISCLOSURE

     Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition). The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition". On May 21, 2003, The Dress Barn, Inc. announced results for its third quarter ended April 26, 2003. The full text of the press release is furnished as Exhibit 99.1 to this report.





SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           THE DRESS BARN INC.
                                             (Registrant)


                                           BY: /S/ ARMAND CORREIA
                                           Armand Correia
                                           Senior Vice President
                                           (Principal Financial
                                           and Accounting Officer)

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    --------------------------------------------------------
10.1              Purchase and Sale Agreement- 22 Hemion Road, Suffern NY
                  (previously filed with Form 10Q for the fiscal quarter ending
                  January 26, 2003)

99.1              Press Release, issued May 21, 2003 of The Dress Barn, Inc.
                  The Dress Barn, Inc. Reports Third Quarter Fiscal 2003 Results (filed with this Current Report on Form 8-K)